SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

CNET NETWORKS, INC.
_________________

(Name of Registrant as Specified In Its Charter)

BOARD OF DIRECTORS OF CNET NETWORKS, INC.
_________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transactions applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined)

(4)     Proposed maximum aggregate value of transaction:

(5)     Total Fee Paid:

[  ] Fee paid previously with preliminary materials:
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No:

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(4)     Date Filed:

CNET NETWORKS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

_________________

DATE: Tuesday, May 4, 2004
TIME: 9 A.M., Pacific Time
PLACE: CNET Networks, Inc.
235 Second Street
San Francisco, California 94105

As a stockholder of CNET Networks, Inc., you are hereby given notice of and invited to attend, in person or by proxy, the Annual Meeting of Stockholders, at which the following matters will be voted upon:

1.	Election of two Class II Directors; and

2.	Approval of the 2004 CNET Networks, Inc. Incentive Stock Award Plan; and

3.	Ratification of the appointment of KPMG LLP to serve as our independent auditors for the fiscal year ending 2004; and

4.	Any other matters properly brought before the stockholders at the annual meeting.

Each of these matters is described in more detail in the proxy statement attached to this notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF
THE FOUR PROPOSALS OUTLINED IN THE PROXY STATEMENT.

Stockholders of record as of the close of business on March 9, 2004 are entitled to receive notice of and to vote at the annual meeting. Your vote is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

By Order of the Board of Directors /s/ SHELBY W. BONNIE —————————————— Shelby W. Bonnie Chairman of the Board and Chief Executive Officer

San Francisco, California
March 22, 2004

TABLE OF CONTENTS

General Information About Voting	2

Proposals You May Vote On	3

Proposal No. 1 - Election of Class II Directors	3

Proposal No. 2 - Approval of the 2004 CNET Networks, Inc. Incentive Stock Award Plan	4

Proposal No. 3 -- Ratification of Selection of Independent Auditors	9

Stock Ownership of Principal Stockholders and Management	10

Section 16(a) Beneficial Ownership Reporting Compliance	11

Information About Executive Officers and Directors	11

Related Party Transactions	14

Code of Ethics	14

Board of Directors	14

Audit Committee Report	17

Compensation Committee Report on Executive Compensation	18

Executive Compensation	18

Director Compensation	21

Equity Plan Information	21

Stock Performance Graph	23

Other Information	24

Appendix A: 2004 CNET Networks, Inc. Incentive Stock Award Plan	26

Appendix B: CNET Networks, Inc. Audit Committee Charter	44

GENERAL INFORMATION ABOUT VOTING

General

This proxy statement has information about the annual meeting and was prepared by our management for our Board of Directors. This proxy statement is being mailed to stockholders on or around March 22, 2004.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on the record date March 9, 2004. A total of 142,941,646 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock that you hold.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank or other nominee, that party should give you instructions for voting your shares. The instructions set forth below apply to record holders only and not those whose shares are held in the name of a nominee.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote in the manner set forth below:

1.	FOR each of the two Class II Director nominees; and

2.	FOR the approval of the 2004 CNET Networks, Inc. Incentive Stock Award Plan; and

3.	FOR ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending 2004; and

4.	In the manner that the proxy holders deem appropriate for any other proposal to be considered at the Annual Meeting of Stockholders.

The proxy holders for the stockholders are Shelby W. Bonnie and Sharon Le Duy. A stockholder wishing to name another person as his or her proxy holder may do so by crossing out the names of the designated proxy holders and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy holder and for the person so named to be present to vote at the annual meeting. Proxy cards so marked should not be mailed to us.

How do I vote by phone?

Call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

On what matters may I vote?

1.	The election of John C. “Bud” Colligan and Jarl Mohn as Class II Directors; and

2.	The approval of the 2004 CNET Networks, Inc. Incentive Stock Award Plan; and

3.	The ratification of the appointment of KPMG LLP as our independent auditors for 2004.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote FOR each of the proposals.

What if other matters come up at the annual meeting?

The matters described in this proxy statement are the only matters we know will be voted at the annual meeting. If other matters are properly presented at the annual meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes.     At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy card, by personally appearing at the annual meeting or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the annual meeting.

Can I vote in person at the annual meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

How are votes counted?

We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions or broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

What is a “quorum”?

A “quorum” is a majority of the shares of common stock outstanding on the record date. A quorum must be present either in person or represented by proxy for the annual meeting to be held. If a quorum is not present at the annual meeting, the meeting may be adjourned from time to time until a quorum is obtained.

How many votes are required to approve the proposals?

The two directors who receive the most votes will be elected. All other matters will be decided by a majority of votes cast.

Who will count the votes?

Automatic Data Processing, Inc. will count the votes and act as the inspector of election.

Who pays for this proxy solicitation?

CNET Networks, Inc.

Is my vote confidential?

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Automatic Data Processing, Inc. and handled in a manner that protects your voting privacy. Your vote will not be disclosed EXCEPT:

1.	as needed to permit Automatic Data Processing, Inc. to tabulate and certify the vote;

2.	as required by law; or

3.	in limited circumstances such as a proxy contest in opposition to the Board of Directors.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

PROPOSALS YOU MAY VOTE ON

_________________

PROPOSAL ONE:
ELECTION OF DIRECTORS

Two persons, John C. “Bud” Colligan and Jarl Mohn, each of whom is currently a Class II Director, are proposed to be re-elected as Class II Directors at the annual meeting. If elected, each of these directors will hold office until the 2007 annual meeting or until his successor is duly elected and qualified.

General Information About Nominees. Each of the nominees is currently a director. Each has agreed to be named in this proxy statement and to serve as a director if elected. For information regarding each of the nominees for Class II Director, see “Information About Executive Officers and Directors.”

Vote Required. The election of directors will be decided by a plurality of the votes entitled to be cast at the annual meeting.

Nominations.     At the annual meeting, we will nominate Messrs. Colligan and Mohn as Class II Directors. Although we do not know of any reason why one of these nominees might not be able to serve, the Board of Directors will propose a substitute nominee if any nominee is not available for election.

THE BOARD URGES STOCKHOLDERS TO VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL TWO:
APPROVAL OF THE 2004 CNET NETWORKS, INC. INCENTIVE STOCK AWARD PLAN

Our stockholders are being asked to approve the 2004 CNET Networks, Inc. Incentive Stock Award Plan (the “2004 Plan”). On March 11, 2004, our Board approved and adopted the 2004 Plan, subject to approval by our stockholders.

The summary of the provisions of the 2004 Plan that follows is not intended to be complete, and reference is made to the 2004 Plan for complete statements of the terms and provisions. The principal features of the 2004 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2004 Plan itself which is attached to this proxy statement as Appendix A.

Purpose of the 2004 Plan

The purpose of the 2004 Plan is to provide additional incentive for key employees, directors and consultants to further the growth, development and financial success of the company and its subsidiaries by personally benefiting through the ownership of our common stock or other rights which recognize such growth, development and financial success. Our Board also believes that the 2004 Plan will enable us to obtain and retain the services of key employees, directors and consultants that are considered essential to our long range success by offering them an opportunity to own stock and other rights that reflect our financial success.

The 2004 Plan will become effective immediately upon stockholder approval.

Securities Subject to the 2004 Plan

The aggregate number of common shares subject to options, stock purchase rights, stock appreciation rights, or SARs, restricted stock awards, performance awards, dividend equivalents awards, deferred stock awards, and stock payment awards will be equal to 5,000,000. The closing share price for our common shares on Nasdaq as of the close of business on February 27, 2004 was $9.92. Our Board or a Board-appointed committee shall have the authority in its discretion to appropriately adjust:

o	the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded under the 2004 Plan;

o	the number and kind of shares of common stock (or other securities or property) subject to outstanding awards under the 2004 Plan; and

o	the grant or exercise price with respect to any award;

if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of Common Stock.

Shares subject to expired or canceled options or surrendered or repurchased shares of restricted stock will be available for future grant or sale under the 2004 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 2004 Plan. No shares may be optioned, granted or awarded under the 2004 Plan, however, if such action would cause an incentive stock option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

Awards Under the 2004 Plan

The 2004 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, or SARs, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options, or NQSOs, will provide for the right to purchase common shares at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Internal Revenue Code, or Code, and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock (a “10% Owner”), the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted stock may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2004 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2004 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted by the administrator in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common shares over the exercise price of the related option or other awards. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2004 Plan on the exercise of SARs or the amount of gain realizable, although restrictions may be imposed by the administrator in the SAR agreements. The administrator may elect to pay SARs in cash, in shares of common stock, or in a combination of both.

Dividend Equivalents represent the value of the dividends per share paid by us (if any), calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance Awards may be granted by the administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant.

Generally, these awards will be based on specific performance criteria and may be paid in cash or in shares of common stock, or in a combination of both. Performance Awards may include “phantom” stock awards that provide for payments based upon increases in the price of our common stock over a predetermined period. Performance Awards to consultants and employees may also include bonuses granted by the administrator, which may be payable in cash or in shares of common stock, or in a combination of both.

Stock payments may be authorized by the administrator in the form of common shares or an option or other right to purchase common shares and may, without limitation, be issued as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

The administrator may designate employees as “Section 162(m) Participants,” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals:

o	net income;
o	pre-tax income;
o	operating income;
o	after-tax cash flow;
o	earnings per share;
o	return on equity;
o	return on invested capital or assets;
o	funds from operations;
o	cost reductions or savings;
o	appreciation in the market price of our common shares;
o	operating profit;
o	working capital; and
o	earnings before any one or more of the following items: interest, taxes, depreciation or amortization or similar non-recurring items or adjustments.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2004 Plan to any individual in any calendar year may not exceed 2,500,000 shares of common stock. In addition, the maximum amount of cash that may be paid as a performance award to any individual in any calendar year is $2,500,000.

Grant and Terms of Options

      Key Employees and Consultants

The administrator shall have the authority under the 2004 Plan to determine:

o	which employees are key employees and select from the key employees and consultants those that should be granted options;

o	the number of shares to be subject to option grants to selected key employees and consultants;

o	whether the option grants are ISOs or NQSOs and whether the options qualify as performance-based compensation; and

o	the terms and conditions of the option grants.

The administrator may not grant an ISO under the 2004 Plan to any 10% Owner unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only our employees may be granted ISOs under the 2004 Plan. Employees, consultants, and directors may receive NQSOs and restricted stock under the 2004 Plan. Each award will be evidenced by a written agreement.

      Independent Directors

The 2004 Plan provides for grants of options to any director that is a non-employee director, the terms and conditions of which are to be made by our Board pursuant to a written policy or program determined by the Governance Committee of our Board consistent with the 2004 Plan.

      Pricing

The exercise price for the common shares subject to each option will be specified in each option agreement but shall not be less than the fair market value for a common share subject to such option on the date the option is granted as specified in the 2004 Plan. For any options granted to key employees or consultants, the administrator shall set the exercise price at the time the option is granted. In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of a common share subject to such option on the date the option is granted. For purposes of the 2004 Plan, the fair market value of a common share as of a given date shall be the closing price for a common share as reported by Nasdaq on such date or, if such date is not a trading day, on the most recent trading day previous to such date.

      Term of Options

For options granted to our employees, directors and consultants, the term of an option shall be set by the administrator but shall not be more than 10 years from the date the option is granted. In the case of an ISO, the term of the option may not be longer than 10 years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Generally, an option granted to an employee, director or consultant may only be exercised while such person remains our employee, director or consultant, as applicable. However, the administrator may, in the written option agreement related to an option granted to an employee, director or consultant, provide that such outstanding option may be exercised subsequent to the termination of employment, directorship or the consulting relationship, except as limited by the requirements of Section 422 of the Code.

      Vesting of Options

For options granted to our employees and consultants, each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the administrator may accelerate the period during which such option vests. No portion of an option which is unexercisable at an optionee’s termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement relating to the stock option or by action following the grant of the option.

      Exercise of Options

An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole common shares may be purchased. An option may be exercised by delivering to our Secretary a written or electronic notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price. However, the administrator may in its discretion and subject to applicable laws:

o	allow payment through the delivery of common shares which have been owned by the optionee for at least six months;

o	allow payment through the surrender of common shares which would otherwise be issuable upon exercise of the option;

o	allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

o	allow payment by delivery of a full recourse promissory note to us in a form and with terms prescribed by the administrator;

o	place a market sell order with a broker with respect to common shares then issuable on exercise of the option, directing the broker to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price; or

o	allow payment through any combination of the foregoing.

However, no option may be exercised by delivery of a promissory note or by a loan or other credit accommodation from us if such loan or extension of credit is prohibited by law.

Eligibility

Our employees, consultants and directors are eligible to receive awards under the 2004 Plan. As of December 31, 2003, we had approximately 1,700 employees and consultants and five outside directors. The administrator determines which of our employees, consultants and directors will be granted awards. No employee or consultant is entitled to participate in the 2004 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the administrator may participate in the 2004 Plan.

Administration of the 2004 Plan

The Compensation Committee of our Board will be the administrator of the 2004 Plan unless the Board assumes authority for administration. The Compensation Committee must consist solely of two or more non-employee directors. The administrator has the power to:

o	construe and interpret the terms of the 2004 Plan and awards granted pursuant to the 2004 Plan;

o	adopt rules for the administration, interpretation and application of the 2004 Plan that are consistent with the 2004 Plan; and

o	interpret, amend or revoke any of the newly adopted rules of the 2004 Plan.

Transferability of Awards

Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the administrator’s consent and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees to whom they have been transferred pursuant to court order with the administrator’s consent.

Amendment and Termination of the 2004 Plan

Our Board may not, without stockholder approval given before or after the Board’s action, amend the 2004 Plan to increase the number of shares of stock that may be issued under the 2004 Plan.

The Board may terminate the 2004 Plan at any time. The 2004 Plan will be in effect until terminated by the Board. However, in no event may any award be granted under the 2004 Plan after May 4, 2014. Except as indicated above, the Board may also modify the 2004 Plan from time to time.

Federal Income Tax Consequences Associated with the 2004 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

      Non-Qualified Stock Options

For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common shares on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

      Incentive Stock Options

There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

      Stock Appreciation Rights

No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

      Restricted Stock and Deferred Stock

An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

      Dividend Equivalents

A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

      Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

      Stock Payments

A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

      Deferred Compensation

Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

      Section 162(m) of the Code

In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2004 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2004 Plan in such a manner that the Compensation Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Stockholder Approval

Approval of the 2004 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote on the matter. An abstention will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2004 CNET NETWORKS, INC. INCENTIVE
STOCK AWARD PLAN

PROPOSAL THREE:
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

KPMG LLP served as independent auditors for us for the fiscal year ended December 31, 2003 and reported on our financial statements. The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP as our independent auditors for the 2004 fiscal year and recommends that the stockholders ratify this selection. Before selecting KPMG, the Audit Committee considered the firm’s qualifications as independent auditors and concluded that based on its prior performance and its reputation for integrity and competence, it was qualified. The committee also considered whether any non-audit services performed for the Company by KPMG would impair KPMG’s independence and concluded that it would not.

A representative of KPMG LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Stockholder ratification is not required for the selection of KPMG LLP as our independent auditors for fiscal year 2004 because the Board of Directors has responsibility for selection of our independent auditors. The selection is being submitted for ratification with a view toward soliciting the opinion of stockholders, which opinion will be taken into consideration in future deliberations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS

_________________

STOCK OWNERSHIP OF
PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows the number of shares of common stock beneficially owned as of the close of business on February 27, 2004 unless otherwise indicated, by:

o	each executive officer named in the Summary Compensation Table;
o	each director;
o	each person whom we know beneficially owns more than 5% of the common stock (based solely, in each case on Schedule 13D, 13G and 13F filings on file as of December 31, 2003); and
o	the directors and executive officers as a group.

Unless otherwise indicated below, the address for each listed director and executive officer is CNET Networks, Inc., 235 Second Street, San Francisco, California 94105.

Name and Address of Beneficial Owner	Amount and Nature of Ownership (1)	Percentage of Common Stock Outstanding
Shelby W. Bonnie (2)	13,005,570	9.1
Barry Briggs (3)	599,579	*
Douglas N. Woodrum (4)	1,652,347	1.1
Neil M. Ashe (5)	133,854	*
Art Fatum (6)	6,683	*
John C. "Bud" Colligan (7)	172,285	*
Mitchell Kertzman (8)	90,569	*
Jarl Mohn (9)	4,566	*
Betsey Nelson (10)	4,166	*
Eric Robison (11)	78,436	*
Eric Hippeau (12)	9,029	*
Randall Mays (13)	--	*
Legg Mason Capital Management (14)	13,981,000	9.8
Capital Research and Management Company (15)	8,900,000	6.2
All executive officers and directors as a group	15,757,084	10.9

*               Less than one percent

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes options and warrants that are exercisable within 60 days of this proxy statement. Percentages for each person are based on 142,927,774 shares outstanding as of the close of business on February 27, 2004. Shares issuable upon exercise of outstanding options and warrants are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.
(2)	Includes 122,740 shares held by trusts for Mr. Bonnie’s benefit; 58,000 held by a partnership controlled by Mr. Bonnie; 2,673 shares issuable upon the conversion of CNET’s 5% Convertible Notes, and 558,333 shares subject to options that are exercisable within 60 days.
(3)	The data for Mr. Briggs includes 595,046 shares subject to options that are exercisable within 60 days.
(4)	The data for Mr. Woodrum includes 978,231 shares subject to options that are exercisable within 60 days; and 9,356 shares issuable upon the conversion of CNET’s 5% Convertible Notes.
(5)	The data for Mr. Ashe includes 83,854 shares subject to options that are exercisable within 60 days.
(6)	The data for Mr. Fatum includes 6,683 shares issuable upon the conversion of CNET’s 5% Convertible Notes. Mr. Fatum resigned from his position as Chief Corporate Office on August 1, 2003.
(7)	The data for Mr. Colligan includes 142,185 shares subject to options that are exercisable within 60 days.
(8)	The data for Mr. Kertzman includes only shares subject to options that are exercisable within 60 days.
(9)	The data for Mr. Mohn includes 4,166 shares subject to options that are exercisable within 60 days.
(10)	The data for Ms. Nelson includes only shares subject to options that are exercisable within 60 days.
(11)	The data for Mr. Robison includes only shares subject to options that are exercisable within 60 days.
(12)	Mr. Hippeau resigned from his position as a director on December 20, 2003.
(13)	Mr. Mays resigned from his position as a director on June 10, 2003.
(14)	The address of Legg Mason Capital Management is 100 Light Street, 31st Floor, Baltimore, Maryland 21202.
(15)	The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071-1406.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors and officers must file reports with the Securities and Exchange Commission indicating the number of shares of common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. To our knowledge all of these reports for transactions in 2003 were filed in a timely manner with the exception of one report for Mr. Kertzman which was filed one day late due to an error experienced by the Company in submitting the report by EDGAR.

INFORMATION ABOUT
EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages and positions of our executive officers and directors as of April 14, 2003. Their respective backgrounds are described following the table:

Name	Age	Position with Company
Shelby W. Bonnie (1)	39	Chairman of the Board and Chief Executive Officer
Barry Briggs	48	Chief Operating Officer
Douglas N. Woodrum	46	Chief Financial Officer
Neil M. Ashe	36	Senior Vice President, Strategy and Development
Art Fatum (4)	51	Former Chief Corporate Officer
John C. "Bud" Colligan (2)	49	Director
Mitchell Kertzman (3)	55	Director
Jarl Mohn (2)	52	Director
Betsey Nelson (3)	43	Director
Eric Robison (1)	44	Director
Eric Hippeau (5)	50	Former Director
Randall Mays (6)	38	Former Director

(1)	Class I Director (term expires in 2006)
(2)	Class II Director (term expires at the annual meeting)
(3)	Class III Director (term expires in 2005)
(4)	Mr. Fatum resigned from his position as Chief Corporate Officer in August 2003.
(5)	Mr. Hippeau resigned from his position as a director in December 2003.
(6)	Mr. Mays resigned from his position as a director in June 2003.

SHELBY W. BONNIE has served as Chief Executive Officer since March 2000, has been a director since July 1993 and Chairman of the Board of Directors since November 2002. Mr. Bonnie also served as Chief Financial Officer from July 1993 until December 1997 and as Executive Vice President and Chief Operating Officer from July 1993 until March 2000. Prior to joining CNET Networks, Mr. Bonnie held positions at Tiger Management Corporation, a New York based investment managing firm; Lynx Capital, a private equity fund; and in the mergers and acquisitions department at Morgan Stanley & Co. Inc.

BARRY BRIGGS became Chief Operating Officer of CNET Networks in July 2002. He was President of the company’s U.S. Media division from the October 2000 acquisition of ZDNet until July 2002. From 1999 until July 2000, Mr. Briggs served as President and Executive Vice President of ZDNet. From 1997 to 1999 he was Vice President of Advertising Sales and Marketing of ZDNet. At Ziff-Davis, Inc., Mr. Briggs served as Network Director of Corporate Sales, Associate Publisher of Computer Life, and Publisher of Family PC magazine. Prior to joining Ziff-Davis Inc., Mr. Briggs held a number of positions at Time Inc., including Director of Marketing and Sales Development at Sports Illustrated, National Sales Manager for Time Magazine and Eastern Regional Director for all Time Inc. magazines.

DOUGLAS N. WOODRUM joined CNET Networks as Executive Vice President and Chief Financial Officer in December 1997. He served as a director of the company from December 1997 until October 2000. Prior to joining CNET Networks, Mr. Woodrum served as Executive Vice President and Chief Financial Officer of Heritage Media Corporation, a diversified media company that he helped found in 1987.

NEIL M. ASHE joined the company as Senior Vice President of Strategy and Development in May 2002. Prior to joining CNET Networks, Mr. Ashe founded and served as Chief Executive Officer of several start-up companies in the Internet, business to business electronic marketplace and financial services industries. From 1996 through 1999, Mr. Ashe served as Managing Director of Crest Communications Holdings LLC, a private equity investment firm. From 1990 through 1994, Mr. Ashe held positions in the Mergers & Acquisitions Group of Smith Barney Inc.

ART FATUM served as Chief Corporate Officer from July 2002 until his resignation in August, 2003. Prior to that, he served as President of CNET Networks International Media from the October 2000 acquisition of ZDNet until July 2002. From July 2000 to October 2000, he was Executive Vice President and Chief Financial Officer of ZDNet. From November 1998 to June 2000, he was Vice President and Chief Financial Officer of PictureTel Corporation, a company engaged in the development, manufacture and support of video conferencing and visual and audio collaboration solutions. Before joining PictureTel Corporation, he was President and Managing Director of AT&T Capital Europe (1995-1998), responsible for its pan-European equipment leasing business. Before joining AT&T Capital, Mr. Fatum also held positions with Dun & Bradstreet, Inc. and General Electric Company. Mr. Fatum serves as a director of Benthos, Inc.

JOHN C. “BUD” COLLIGAN became a director of CNET Networks in May 1996. Since March 1998, Mr. Colligan has been a partner with Accel Partners, a venture capital firm in Palo Alto, California. From November 1996 until August 1998, Mr. Colligan served as Chairman of Macromedia, Inc., a multimedia software company that he co-founded in 1992, and from 1992 to November 1996 served as its President, Chief Executive Officer and Chief Operating Officer. Prior to joining Macromedia, Mr. Colligan was President and Chief Executive Officer of Authorware, a multimedia software company, and held various positions with Apple Computer, Inc.

MITCHELL KERTZMAN became a director of CNET Networks in May 1996. Mr. Kertzman is a general partner of Hummer Winblad Venture Partners. From November 1998 until March, 2003, Mr. Kertzman served as Chief Executive Officer and Director of Liberate Technologies, Inc., an information appliance and software provider. From July 1996 until November 1998, Mr. Kertzman served as Chairman of the Board of Directors and Chief Executive Officer of Sybase, Inc., a leading provider of enterprise database software, which Mr. Kertzman joined in February 1995 as Executive Vice President. Prior to joining Sybase, Inc., Mr. Kertzman served as Chief Executive Officer and a director of Powersoft Corporation, an application development tools provider.

JARL MOHN, also known as Lee Masters, became a director of CNET Networks in December 2003. Mr. Mohn was the founding president of Liberty Digital, a publicly traded subsidiary of Liberty Media Group, involved in interactive television, cable television networks and Internet enterprises, and served as its Chief Executive Officer from June 1999 to March 2002. Prior to founding Liberty Digital, he was President and Chief Executive Officer of E! Entertainment Television. From 1986 to 1989, Mr. Mohn was Executive Vice President and General Manager of MTV and VH1. He began his professional life with a 20-year career in radio. Mr. Mohn serves on the boards of E.W. Scripps Company, The Game Show Network, and LodgeNet Entertainment Corporation. Mr. Mohn is also a trustee or board member of numerous non-profit organizations including ACLU Foundation of Southern California, Museum of Contemporary Art, KPCC-FM Southern California Public Radio, the USC Annenberg School for Communication and the UCLA Center for Communication Policy.

BETSEY NELSON became a director of CNET Networks in December 2003. Ms. Nelson has served as Executive Vice President, Chief Financial Officer, and Secretary of Macromedia since November 1997. Ms. Nelson joined Macromedia in 1996 and is responsible for leading the company’s administrative functions, including finance, human resources, legal, mergers and acquisitions, and information technology. Prior to joining Macromedia, she spent eight years at Hewlett-Packard, where she held a variety of positions in both finance and corporate development. Prior to that, she was a consultant with Robert Nathan Associates, an international economic consulting firm based in Washington, D.C.

ERIC ROBISON became a director of CNET Networks in December 1994. Mr. Robison is currently President of IdeaTrek. From January 1994 until January 2002, Mr. Robison served as Business Development Associate of Vulcan Ventures Inc., a venture capital firm. Prior to joining Vulcan, Mr. Robison was co-founder and Vice President of The Stanton Robison Group, Inc., a business development, marketing and advertising consultant firm. Mr. Robison also served in marketing management positions with SGS, Inc., Ashton-Tate, Inc., El Pollo Loco, McCann Erickson and Doyle Dane Bernbach. Mr. Robison also serves on the Board of Directors of Cumulus Media, Inc.

ERIC HIPPEAU became a director of CNET Networks in October 2000 upon the acquisition of ZDNet and remained until his resignation in December 2003. Since November 2002, Mr. Hippeau has served as a Managing Partner of SOFTBANK Capital Partners, a venture fund and affiliate of SOFTBANK. From March 2000 to November 2002, Mr. Hippeau served as President and Executive Managing Director of SOFTBANK International Ventures. Mr. Hippeau was Chairman and Chief Executive Officer of Ziff-Davis Inc. from 1993 until October 2000. He joined Ziff-Davis Inc. in 1989 as publisher of PC Magazine, was named Executive Vice President of Ziff-Davis Inc. in 1990, and was named President and Chief Operating Officer in February 1991. Prior to joining Ziff-Davis, Inc., Mr. Hippeau held a number of positions with IDG, including Vice President of computer publications in Latin America and Publisher of IDG’s InfoWorld magazine. Mr. Hippeau is currently a director of Yahoo! and of Starwood Hotels and Resorts Worldwide, Inc. Mr. Hippeau was nominated to the Board of Directors pursuant to the stockholder agreement dated July 19, 2000 between the company and SOFTBANK, which was entered into in connection with the acquisition of ZDNet.

RANDALL MAYS became a director of CNET Networks in November 2000 and remained until his resignation in June, 2003. Mr. Mays has served as the Executive Vice President and Chief Financial Officer of Clear Channel since February 1997. From January 1993 until February 1997, Mr. Mays served as Clear Channel’s Vice President and Treasurer. Prior to joining Clear Channel, Mr. Mays held positions with Goldman, Sachs & Co. and Trammell Crow Company. Mr. Mays also serves on the Board of Directors of Clear Channel and XM Satellite Radio.

RELATED PARTY TRANSACTIONS

In January 2003, CNET and Clear Channel agreed to the early termination of an agreement pursuant to which CNET had the exclusive right to provide programming and sell advertising on one of Clear Channel’s San Francisco radio stations in exchange for paying Clear Channel $600,000, which represented a reduction from CNET’s remaining obligations under the agreement. Also in January 2003, CNET paid Clear Channel Communications $250,000 as a final payment for the 2003 period under that agreement. The termination of the agreement followed CNET’s decision to discontinue its broadcast radio operations. Randall Mays, a Director and Chief Financial Officer of Clear Channel, was a member of CNET’s Board of Directors and served as Chairman of the Audit Committee until his resignation in June 2003. The agreement to license the San Francisco radio station from Clear Channel was originally entered into when the station was owned by AM/FM, a company that was eventually purchased by Clear Channel, and prior to the date on which Mr. Mays joined the CNET board.

An affiliate of SOFTBANK Corp. has entered into a three-year agreement under which the SOFTBANK affiliate paid CNET $2.0 million in exchange for an exclusive license to the ZDNet brand and content in Japan. In addition, CNET and SOFTBANK Media, an affiliate of SOFTBANK Corp., are joint owners of a company that is the licensee and operator of CNET’s ZDNet brand and online content in Korea. SOFTBANK Media owns a 30.3 percent minority interest in the Korean entity, and CNET owns a 63.7 percent interest. Eric Hippeau, Managing Partner of SOFTBANK Capital Partners, a venture fund and affiliate of SOFTBANK, was a member of CNET’s Board of Directors and served on the Compensation Committee until his resignation in December 2003.

CODE OF ETHICS

The company has adopted a code of ethics applicable to its Chief Executive Officer, Chief Financial Officer, Senior Vice President, Finance Controller, and other senior financial employees. The Code of Ethics for Senior Financial Employees can be viewed at ir.cnet.com.

BOARD OF DIRECTORS

Our business is managed under the direction of the Board of Directors. The Board of Directors meets during our fiscal year to review significant developments affecting us and to act on matters requiring Board of Directors approval. The Board of Directors held six formal meetings during the fiscal year ended December 31, 2003 and did not take any action by written consent.

A majority of the non-employee directors in 2003 were, and all current non-employee directors are, independent directors as defined by the Nasdaq Marketplace Rules. Board members are requested to make attendance at board and committee meetings a priority, to come to meetings prepared, having read any materials provided to the board prior to the meeting, and to participate actively in the meetings. Board members are also invited to attend the company’s Annual Meeting of Stockholders. Shelby Bonnie attended last year’s annual meeting.

The Board of Directors has established an Audit Committee, a Compensation Committee, a Finance Committee and a Governance and Nominating Committee to devote attention to specific subjects and to assist the Board of Directors in the discharge of its responsibilities. The functions of these committees and their current members are described below.

Any stockholder wishing to ask a question or to pass a comment to any one or several members of the Board of Directors should write to the Corporate Secretary, at CNET Networks, Inc., 235 Second Street, San Francisco, CA 94105. Each letter should include the stockholder’s name, postal address, email address and telephone number. The Corporate Secretary will forward all such correspondence to the relevant board members.

Nominations

Nominations for election to the Board of Directors are made by the Governance and Nominating Committee. This committee is responsible for selecting individuals as director nominees who shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the company’s stockholders. In evaluating whether an individual is suitable for the Board of Directors, the committee will consider many factors, including, but not limited to a candidate’s understanding of the company’s business, general understanding of finance, and educational and professional background.

The Governance and Nominating Committee will consider nominees recommended by any stockholder who has been the beneficial owner of at least $1,000 of common stock for at least one year for next year’s annual meeting, provided that the names of such nominees are submitted in writing, not later than November 22, 2004, to the Secretary, CNET Networks, Inc., 235 Second Street, San Francisco, CA 94105. Each such submission must include evidence that the stockholder meets the stock ownership requirements, a statement of the qualifications of the nominee, a consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with the Governance and Nominating Committee members.

Other than the submission requirements set forth above, there are no differences in the manner in which the Governance and Nominating Committee evaluates a nominee for Director recommended by a stockholder.

In 2003, the Governance and Nominating Committee recommended the election of two new directors to the Board. Betsey Nelson was recommended to the committee by an existing non-management board member and Jarl Mohn was recommended by the Chairman of the Board. In making its recommendation, the committee evaluated Ms. Nelson and Mr. Mohn in light of the standards for nominations set forth in the committee’s charter.

Committees of the Board

Committee Name
Director Name	Audit	Compensation	Finance	Governance and Nominating
John C. "Bud" Colligan		X	X	X
Mitchell Kertzman	X	X
Jarl Mohn (1)
Betsey Nelson (2)	X		X
Eric Robison	X		X	X
Shelby Bonnie
Eric Hippeau (3), Former Director		X
Randall Mays (4), Former Director	X

(1)	Mr. Mohn joined the Board of Directors on December 10, 2003.
(2)	Ms. Nelson joined the Board of Directors and its committees on December 10, 2003
(3)	Mr. Hippeau served on the Compensation Committee until his resignation from the Board of Directors in December 2003.
(4)	Mr. Mays served on the Audit Committee until his resignation from the Board of Directors in June, 2003.

Audit Committee

The Audit Committee carries out its responsibilities pursuant to a revised and updated Audit Committee Charter adopted by the Board of Directors at its March 2003 meeting and attached to this proxy statement as Appendix B. This committee held four formal meetings in 2003 and acted once by written consent.

Function

o	Evaluates and selects the independent auditor;

o	Reviews and approves all services provided to the company by the independent auditor;

o	Reviews and recommends changes to the Audit Committee Charter;

o	Discusses with management or the independent auditors, as appropriate, the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit or quarterly review;

o	Reviews with the independent auditors and members of senior management the adequacy and effectiveness of the company’s financial controls and financial reporting procedures;

o	Meets periodically with the independent auditors in separate executive sessions;

o	Reviews with management and the independent auditors, prior to announcement, the company's quarterly and annual financial results;

o	Reviews, prior to filing, the company's annual reports filed with the Securities and Exchange Commission;

o	Prepares a report for inclusion in the annual proxy statement;

o	Presents to the Board such comments and recommendations as the Audit Committee deems appropriate, and performs such other duties as may be assigned by the Board or deemed appropriate by the Committee within the context of the Audit Committee’s Charter.

o	Monitors company’s progress toward compliance with the Sarbanes-Oxley Act.

Membership

The Audit Committee has two financial experts, as such term is defined under applicable SEC rules: Eric Robison, who served on the Audit Committee throughout 2003, and Betsey Nelson, who joined the Audit Committee on December 11, 2003. All members of the Audit Committee have been determined to be financially literate. Each of the members of the Audit Committee has been determined by the Board to be independent in accordance with Nasdaq listing standards.

Compensation Committee

The Compensation Committee held six formal meetings in 2003 and did not act by written consent.

Function

o	Establishes the company's executive compensation programs;

o	Reviews the individual elements of total compensation for executive officers and recommends salary adjustments to the Board of Directors;.

o	Determines the number of equity incentives awarded to elected officers and the terms and conditions on which they are granted;

o	Approves grants of options to employees of the Company;

o	Amends compensation plans within the scope of the Compensation Committee’s authority and recommends plans and plan amendments to the Board of Directors;

Finance Committee

The Finance Committee held two formal meetings in 2003 and did not act by written consent.

Function

o	Reviews and approves the final terms of any financings approved by the Board of Directors;

o	Reviews and approves Securities and Exchange filings relating to financings approved by the Board of Directors.

Governance and Nominating Committee

The Governance and Nominating Committee performs its responsibilities pursuant to a revised and updated Governance and Nominating Committee Charter which may be found in the Corporate Governance section of our Investor Relations website at http://ir.cnet.com. This committee held two formal meetings in 2003 and did not act by written consent

Function

o	Reviews and makes recommendations to the Board of Directors with respect to the responsibilities and functions of the Board and Board committees and with respect to Board compensation;

o	Makes recommendations to the Board concerning the composition and governance of the Board, including recommending candidates to fill vacancies on, or to be elected or re-elected to, the Board;

o	Considers the names and qualifications of any candidates for the Board submitted by stockholders in accordance with the procedures set forth in the company’s bylaws;

o	Oversees evaluations of the directors, Board committees and the Board;

o	Formulates corporate governance guidelines and reviews the guidelines on a periodic basis.

AUDIT COMMITTEE REPORT

This Audit Committee Report is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

In fulfilling its responsibilities, the Audit Committee has retained the company’s independent auditor, KPMG LLP. The committee approves the compensation of and oversees and evaluates the performance of that firm. The Audit Committee discussed with the independent auditor (a) the firm’s independence and reviewed the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and (b) matters required to be discussed by Statement on Auditing Standards No. 61, “Codification of Statements on Auditing Standards.”

In 2003, the Audit Committee implemented a policy requiring pre-approval for all audit, audit-related and non-audit services performed by the independent auditor to ensure that the provision of non-audit services would not impair the auditor’s independence. On an annual basis, the committee reviews and pre-approves services that may be provided by the independent auditor and approves the maximum fees that may be paid in connection with those services. Unless a service has received pre-approval under the policy and will be accomplished within the pre-approved fee limitations, it must be specifically approved before commencing. The Audit Committee periodically reviews all services provided by the independent auditors and associated fees and is satisfied that the fees paid for non-audit services would not affect the independence of the auditors in performing their audit function. The fees paid to the independent auditors in 2003 are disclosed under Other Information – Independent Auditor.

Management is responsible for preparing the company’s financial statements and for developing and maintaining adequate systems of internal controls and financial reporting. The independent auditor is responsible for reviewing and, on an annual basis performing an independent audit of the company’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor also has the responsibility to express an opinion on the financial statements based on its audit. The Audit Committee has responsibility for monitoring and overseeing these processes.

As part of the Audit Committee’s responsibility to monitor and oversee these functions, prior to the release of each of the company’s quarterly and annual financial results for 2003, the Audit Committee reviewed the financial statements, including in the case of the annual financial results the audited financial statements, and met to discuss the financial statements with management and the independent auditor. At each of those meetings, management represented to the Audit Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee reviewed and discussed the consolidated financial statements and the company’s significant accounting policies with management and the independent auditor. At each of those meetings, the Committee also met separately with the independent auditor to review the results of its examination and the overall quality of the company’s accounting and financial reporting.

Based on the Audit Committee’s discussion with management and the independent auditor, and the Audit Committee’s review of the representation of management and the report of the independent auditor to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

In 2003, the Audit Committee oversaw the development and implementation of a code of ethics for the company’s financial officers. The Audit Committee has continued to review the company’s processes and will recommend changes to the Board of Directors to comply with the requirements of the Nasdaq rules, the Sarbanes-Oxley Act and rules adopted by the Securities and Exchange Commission as they become effective.

AUDIT COMMITTEE Eric Robison, Chair Mitchell Kertzman Betsey Nelson

COMPENSATION COMMITTEE’S REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for recommending to the full Board of Directors salary amounts for our executive officers and making the final determination regarding bonus arrangements for such persons. The Compensation Committee is also responsible for making the final determination regarding awards of stock options to such persons.

Compensation Philosophy. Compensation to executive officers is designed to attract and retain highly capable executives, to motivate the performance of executives in support of the achievement of our strategic, financial and operating performance objectives and to reward performance that meets this standard. We are engaged in a highly competitive business and must attract and retain qualified executives in order to be successful. In 2003, executive compensation was comprised of the following elements:

Base Salary and Bonuses. To the extent not determined pursuant to pre-existing employment agreements, the base salary for our executive officers was determined after review of publicly available information concerning the base salaries of executives with similar responsibilities in companies engaged in businesses similar to our business, the responsibilities of each executive officer and the subjective evaluation of each officer’s contribution and potential contribution to us. The Compensation Committee established a 2003 Incentive Plan pursuant to which the executive officers were entitled to receive incentive payments upon performance which includes such measures as profitability and cash flow.

Stock Options. Our stock option plans form the basis of our long-term incentive plan for executive officers and other key employees. The Compensation Committee believes that a significant portion of executive compensation should be dependent on value created for the stockholders. In selecting recipients for option grants and in determining the size of such grants, the Compensation Committee considers various factors such as the performance of CNET Networks and the contributions of the individual recipient to CNET Networks.

Benefits. Executive officers also receive benefits generally available to our employees (such as health insurance and participation in our 401(k) and Employee Stock Purchase plans). The Compensation Committee intends to design our compensation programs so that compensation paid to executive officers will qualify for deductibility under applicable provisions of the Internal Revenue Code, including Section 162(m). However, we may pay compensation which is not deductible in limited circumstances when prudent management so requires.

2003 Compensation of Chief Executive Officer. Mr. Bonnie served as our Chief Executive Officer during 2003. During that time, his initial base salary was $350,000, although Mr. Bonnie requested in 2002 that his salary be reduced by 15% to $297, 500. That lower salary remained in effect until June 30, 2003 when his salary was raised to $367,500. In addition to base salary, Mr. Bonnie is eligible for an annual bonus targeted at $250,000. The bonus is paid based on performance, which includes such measures as profitability and cash flow. Mr. Bonnie was also granted a stock option for 300,000 shares in 2003, which is reflective of his leadership and management in directing the company in 2003, and the committee's desire to incorporate a balance of short and long-term compensation in Mr. Bonnie’s total compensation.

COMPENSATION COMMITTEE John C. "Bud" Colligan Mitchell Kertzman

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to the compensation paid by the company to our Chief Executive Officer and to each other executive officer of the company who received at least $100,000 in salary and bonus during 2003.

	Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year		Salary	Bonus	Securities Underlying Options	All Other Compensation
Shelby W. Bonnie	2003		$343,942	$175,031	300,000	(1)
Chairman of the Board and	2002		$311,945	$--	--	(1)
Chief Executive Officer	2001		$284,615	$--	400,000	(1)

Barry Briggs	2003		$337,483	$169,080	250,000	(1)
Chief Operating Officer	2002		$307,047	$65,000	--	(1)
	2001	(2)	$305,507	$241,500	215,000	(1)

Douglas N. Woodrum	2003		$280,923	$87,516	150,000	(1)
Executive Vice President and	2002		$254,937	$40,000	--	(1)
Chief Financial Officer	2001		$254,807	$80,000	170,000	(1)

Neil M. Ashe	2003		$259,135	$87,516	200,000	(1)
Senior Vice President,	2002	(3)	$131,800	$100,000	175,000	(1)
Strategy and Development	2001		$--	$--	--	(1)

Art Fatum (4)	2003		$186,267	$--	--	$412,177
Former Chief Corporate Officer	2002		$272,287	$115,500	75,000	(1)
	2001		$271,384	$47,500	90,000	(1)

(1)	The aggregate value of perquisites and other personal benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

(2)	Mr. Briggs’ bonus was paid pursuant to an agreement entered into with Mr. Briggs upon the acquisition of ZDNet by CNET Networks, as described under “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

(3)	Joined CNET Networks in June 2002. Represents compensation paid after the commencement of employment. Mr. Ashe’s bonus was paid pursuant to the terms of his offer letter and reflects compensation for Mr. Ashe’s family’s relocation.

(4)	Mr. Fatum resigned from CNET Networks on August 1, 2003. His compensation for 2003 includes $412,177 which was paid in connection with his severance agreement dated July 1, 2003.

Options Granted In 2003

During 2003, options to purchase an aggregate of 8,896,625 shares of common stock at fair market value on the date of grant were granted under our stock option plans. This number includes 3,218,547 options granted during 2003 in connection with our 2002 stock option exchange program, in which eligible employees were able to exchange 8,690,250 of stock options with a strike price greater than $12 for a smaller number of options to be issued at least six months and a day from the cancellation of the surrendered options. None of the executive officers or directors were eligible to participate in the option exchange. The following table provides information regarding stock options granted during 2003 to each of our executive officers.

Options Granted in 2003

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2003	Exercise Price ($/share)	Expiration Date	5%	10%
Shelby W. Bonnie	300,000	3%	4.67000	6/24/2013	$881,081	$2,232,833

Barry Briggs	250,000	3%	4.67000	6/24/2013	$734,234	$1,860,694

Douglas N. Woodrum	150,000	2%	4.67000	6/24/2013	$440,541	$1,116,417

Neil M. Ashe	200,000	2%	4.67000	6/24/2013	$587,388	$1,488,555

Art Fatum	--	--	--	--	$--	$--

All executive officers	900,000	10%
as a group (5 persons) (2)

(1)	These amounts are based on 5% and 10% assumed annual rates of compounded stock price appreciation over the strike price of the options over the life of the options, as mandated by the rules of the Securities and Exchange Commission. The actual value, if any, which an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive officer will be at or near the assumed 5% or 10% levels.

(2)	The executive officers participate in our stock option plans on the same terms as other employees.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth information regarding the exercise of stock options by persons named in the Summary Compensation Table during the year ended December 31, 2003 and the value of “in-the-money” stock options as of December 31, 2003.

Option Exercises and Year End Value

			Number Unexercised Options at Fiscal Year-End		Value-Unexercised In-The-Money Options at Fiscal Year End
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Shelby W. Bonnie	--	--	499,999	500,001	$736,664	$1,268,336
Barry Briggs	30,000	119,601	537,693	416,603	$293,957	$872,543
Douglas N. Woodrum	--	--	950,106	238,334	$1,428,798	$587,418
Neil Ashe	--	--	65,624	309,376	$264,465	$870,785
Art Fatum	59,687	262,605	--	--	$--	$--

(1)	Value based on $6.82 closing price per share of common stock on December 31, 2003, less the exercise price, as required by Securities and Exchange Commission rules.

Director Compensation

In 2003, our Board reviewed director compensation in light of (a) the increased Board participation requirements as a result of Sarbanes-Oxley and revised Nasdaq regulations, (b) market data that demonstrated that the Board’s current compensation was below the average for comparable companies and that there had been a significant increase in the number of companies offering a cash payment for Board service, and (c) the need to have a competitive and fair compensation package to attract additional directors. Following this review, our Board adopted a director compensation plan designed to tie a higher portion of compensation to meeting attendance and reduce the portion of equity compensation in favor of cash, in line with recent changes in the market and current best practices. Each non-employee director receives the following compensation:

o	Annual Cash Retainer
o	Annual retainer of $12,000 payable in cash in equal installments on a quarterly basis; and
o	The Chair of the Audit Committee receives an annual retainer of $5,000 and the Chair of each other committee receives an annual retainer of $2,500 payable in cash in equal installments on a quarterly basis.

o	Meeting Fees
o	A fee equal to $2,500 for each board or committee meeting attended in person; and
o	A fee equal to $500 for each board or committee meeting attended by telephone, provided that no fees shall be paid with respect to committee meetings held on the same day as board meetings.

o	Option Grants
o	Annual option grant in the amount of 15,000 shares made in conjunction with the annual company-wide grant to all employees; and
o	A one-time option grant in the amount of 40,000 shares made at the time a director joins our Board.

All of the options granted to directors are immediately exercisable on the date of grant, but the common stock issued upon exercise is subject to repurchase by us at original cost. This repurchase right lapses, and the optionee’s rights with respect to each grant vest, in a series of 48 equal monthly installments following the date of grant, for so long as the optionee remains a director of CNET Networks. In addition, vesting will automatically accelerate upon any sale of CNET Networks through a merger, recapitalization, reorganization, asset sale, tender offer or similar event.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2003 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans that we assumed in connection with mergers and acquisitions of the companies which originally granted those options. Footnote (3) to the table sets forth the total number of shares of CNET Networks common stock issuable upon the exercise of options under assumed equity compensation plans and expired plans as of December 31, 2003. No additional options may be granted under those assumed and expired plans. The table does not include information about the proposed 2004 Plan, which is being submitted for approval at the annual meeting.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans	9,910,038	$7.75	3,338,982
Approved by Stockholders (1)(2)

Equity Compensation Plans	5,556,207	$6.87	1,462,154
Not Approved by Stockholders (3)

(1)	Consists of the CNET 1997 Stock Option Plan and the 2000 Stock Incentive Plan.

(2)	Does not include 5,356,259 shares that were available for issuance under the CNET 1996 Employee Stock Purchase Plan, which was also approved by the company's stockholders.

(3)	Consists of the 2001 CNET Networks, Inc. Stock Incentive Plan.

(4)	The above table does not include information for the following equity compensation plans assumed by CNET Networks in connection with mergers and acquisitions: the mySimon 1998 Amended and Restated Stock Plan; the 1999 TechRepublic Stock Option Plan; the Apollo Solutions, Inc. 2000 Stock Option Plan; and the Ziff-Davis 1998 Incentive Compensation Plan. In addition it does not include information for the 1994 Stock Option Plan, which is inactive. Under these assumed and inactive plans, there were a total of 4,031,325 shares to be issued upon exercise of outstanding options as of December 31, 2003. No new options may be granted under any of these assumed and inactive plans.

(5)	As of the close of business on February 27, 2004: a total of 4,886,034 shares were remaining and available for issuance under all of our active option plans. 5,356,259 shares were available for issuance under the CNET 1996 Employee Stock Purchase Plan. As of the close of business on February 27, 2004, a total of 14,811,267 shares with a weighted average price of $7.60 and a weighted average remaining term of 7.6 years were issued and outstanding under all of our active option plans.

The 2001 CNET Networks, Inc. Stock Incentive Plan

The 2001 CNET Networks, Inc. Stock Incentive Plan was adopted by our Board of Directors on April 24, 2001 and has not been approved by our stockholders. The 2001 Plan provides for the granting of incentive stock options and other stock-based awards. The 2001 Plan is administered by the Compensation Committee of our Board of Directors.

The total number of shares which may be issued under the 2001 Plan is 7,500,000. The maximum number of shares for which options may be granted to a participant during any calendar year is 800,000.

Options and other stock-based awards may be granted under the 2001 Plan to any employee, director or consultant selected by the Compensation Committee. All option grants must have an option price per share that is not less than 100% of the fair market value of our common stock on the option grant date. Options granted under the 2001 Plan will vest in accordance with the terms and conditions set by the Compensation Committee at the time of grant. In the event of a change of control, the Compensation Committee may (i) accelerate the vesting of options previously granted under the 2001 Plan; (ii) pay a cash amount to option holders in exchange for the cancellation of options under the Plan; and/or (iii) require the issuance of substitute options that will substantially preserve the value of any affected option previously granted under the 2001 Plan.

The 2001 Plan provides for appropriate adjustment of the shares covered by the 2001 Plan in the event of any increase or decrease in the number of issued shares of common stock resulting from a split, reverse split, stock dividend, combination or reclassification of the company’s shares of common stock.

Employment Contracts, Termination Of Employment and Change in Control Arrangements

In connection with our acquisition by ZDNet in October 2000, the company signed an agreement with Mr. Fatum formerly Chief Financial Officer of ZDNet, that was consistent with a previous agreement between ZDNet and Mr. Fatum, providing that if Mr. Fatum’s employment was terminated prior to October 17, 2003, Mr. Fatum would receive an amount equal to one year’s annual base salary. At the time of his departure, Mr. Fatum entered into an amended agreement with the company pursuant to which it paid him $412,177.

The options granted to each of our executive officers in October  2001 and in June 2003 provide that if such officer’s employment is terminated without cause within one year following certain change-in-control transactions, then 18 months worth of options will immediately accelerate upon such officer’s termination.

Compensation Committee Interlocks and Insider Participation

Compensation decisions concerning our executive officers for 2003 were made by the Compensation Committee, subject to the terms of any pre-existing employment agreements between the company and such executive officers. Messrs. Colligan, Hippeau and Kertzman served as members of the Compensation Committee during 2003. None of the Compensation Committee members is or has been a company officer or employee. None of our executive officers currently serves on the Compensation Committee or any similar committee of another public company.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return of the common stock during the period commencing December 31, 1996 to December 31, 2003, with the Nasdaq Composite Index and the Interactive Week Internet Index (the “Peer Group Index”). The Peer Group Index was erroneously identified in last year’s proxy statement as the Morgan Stanley High Tech 35 Index. The Nasdaq Composite Index, which includes over 4,000 companies, measures all Nasdaq domestic and international based common type stocks listed on the Nasdaq Stock Market. The graph depicts the results of investing $100 in the common stock, the Nasdaq Composite Index and the Peer Group Index at closing prices on July 2, 1996, and assumes that all dividends were reinvested.

Measurement Point	CNET Networks, Inc.	Nasdaq Composite	Peer Index
7/2/1996	$100.00	$100.00	$100.00
12/31/1996	$181.25	$108.39	$80.53
12/31/1997	$184.38	$131.83	$91.79
12/31/1998	$332.81	$184.08	$281.66
12/31/1999	$1,418.75	$341.63	$814.33
12/31/2000	$400.00	$207.41	$397.10
12/31/2001	$224.25	$163.74	$207.26
12/31/2002	$67.75	$112.12	$117.87
12/31/2003	$170.50	$168.19	$204.05

THE STOCK PRICE PERFORMANCE DEPICTED IN THE CORPORATE PERFORMANCE GRAPH IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE. THE CORPORATE PERFORMANCE GRAPH WILL NOT BE DEEMED TO BE INCORPORATE BY REFERENC IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

OTHER INFORMATION

Stockholder Proposals

A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at our 2005 annual meeting that is received at our principal executive office by November 22, 2004 will be included in our proxy statement and form of proxy card for that meeting. In addition, under the terms of our bylaws, a stockholder that has been the beneficial owner of at least $1,000 of common stock for at least one year and who intends to present an item of business at the 2005 annual meeting (other than a proposal submitted for inclusion in the our proxy materials) must provide written notice of such business to the company by November 22, 2004. Proposals and other items of business should be submitted by certified mail to the attention of the Secretary of the company at 235 Second Street, San Francisco, California 94105.

Persons Making The Solicitation

The enclosed proxy is solicited on behalf of the Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone or telegraph. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses they incur by them in forwarding proxy material to beneficial owners of shares of the common stock. The company will pay all costs associated with the distribution of this proxy statement and related materials.

Independent Auditors

KPMG LLP has been selected by the Board of Directors as our independent auditor for the current year. A representative of KPMG LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2002 and 2003 and fees billed for other services rendered by KPMG LLP. All fees paid to KPMG in 2002 and 2003 were approved by the Audit Committee.

	2003	2002
Audit Fees	$732,896	$787,340
Audit Related Fees (1)	162,512	140,896

Total audit and audit related fees	895,408	928,236
Tax fees
Tax filings and compliance	123,721	160,540
Tax advice	10,048	130,477

Total tax fees	133,769	291,017
All other fees	--	27,048

Total Fees	$1,029,177	$1,246,301

(1)	Audit related fees consisted of fees for statutory audits of foreign subsidiaries, audits of financial statements of certain employee benefit plans, review of debt offering, and attestation reports for state tax credit filing.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the annual meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of the company.

FINANCIAL STATEMENTS AND ADDITIONAL COPIES

WE WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K. ONLY ONE ANNUAL REPORT OR PROXY STATEMENT, AS APPLICABLE, WILL BE MAILED TO MULTIPLE STOCKHOLDERS SHARING AN ADDRESS UNLESS THE COMPANY RECEIVES CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS. UPON WRITTEN REQUEST THE COMPANY WILL PROMPTLY DELIVER A SEPARATE COPY OF THE ANNUAL REPORT OR PROXY STATEMENT, AS APPLICABLE, TO A STOCKHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY WAS DELIVERED. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, CNET NETWORKS, INC., 235 SECOND STREET, SAN FRANCISCO, NY 94105; TELEPHONE NUMBER: 415-344-2000.

Appendix A

THE 2004 CNET NETWORKS, INC. INCENTIVE STOCK AWARD PLAN

        CNET Networks, Inc., a Delaware corporation, has adopted The 2004 CNET Networks, Inc. Incentive Stock Award Plan (the “Plan”), effective May 4, 2004, for the benefit of its eligible employees, consultants and directors.

        The purposes of the Plan are as follows:

    (1)        To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company and its Subsidiaries by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

    (2)        To enable the Company and its Subsidiaries to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

    1.1.        “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Non-Employee Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

    1.2.        “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).

    1.3.        “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

    1.4.        “Award Limit” shall mean 2,500,000 shares of Common Stock, as adjusted pursuant to Section 11.4 provided, however, that solely with respect to Performance Awards granted pursuant to Section 8.2(b) and Dividend Equivalents granted pursuant to Section 8.3, Award Limit shall mean $2,500,000.

    1.5.        “Board” shall mean the Board of Directors of the Company.

    1.6.        “Change in Control” shall mean the occurrence of any of the following events:

(i)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A)	an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B)	an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C)	an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

Notwithstanding the foregoing, neither of the following events shall constitute an “acquisition” by any person or group for purposes of this clause (i): (x) a change in the voting power of the Company’s voting securities based on the relative trading values of the Company’s then outstanding securities as determined pursuant to the Company’s Certificate of Incorporation, or (y) an acquisition of the Company’s securities by the Company which, either alone or in combination only with the other event, causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

(ii)	individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii)	the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction

(A)	which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Incumbent Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction, and

(C)	after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (C) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company and the other entity prior to the consummation of the transaction; or

    (iv)        a liquidation or dissolution of the Company.

For purposes of clause (i) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of clause (iii) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

    1.7.        “Code” shall mean the Internal Revenue Code of 1986, as amended.

    1.8.        “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

    1.9.        “Common Stock” shall mean the common stock of the Company, par value $ .0001 per share.

    1.10.        “Company” shall mean CNET Networks, Inc., a Delaware corporation.

    1.11.        “Consultant” shall mean any consultant or adviser if (i) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

    1.12.        “Deferred Stock” shall mean Common Stock awarded under Article VIII of the Plan.

    1.13.        “Director” shall mean a member of the Board.

    1.14.        “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

    1.15.        “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    1.16.        “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

    1.17.        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

    1.18.        “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date or, if such date is not a trading day, the most recent trading day previous to such date, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the closing price for the Common Stock on such date or, if such date is not a trading day, the most recent trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as determined by the Administrator.

    1.19.        “Holder” shall mean a person who has been granted or awarded an Award.

    1.20.        “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

    1.21.        “Non-Employee Director” shall mean a member of the Board who is not an Employee of the Company.

    1.22.        “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

    1.23.        “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

    1.24.        “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

    1.25.        “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) net income, (b) pre-tax income, (c) operating income, (d) after-tax cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of a share of Common Stock, (k) operating profit, (l) working capital and (m) earnings before any one or more of the following items: interest, taxes, depreciation or amortization or similar non-recurring items or adjustments; provided that each of the business criteria described in subsections (a) through (m) shall be determined in accordance with generally accepted accounting principles (“GAAP”).

    1.26.        “Plan” shall mean The 2004 CNET Networks, Inc. Incentive Stock Award Plan.

    1.27.        “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

    1.28.        “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

    1.29.        “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

    1.30.        “Securities Act” shall mean the Securities Act of 1933, as amended.

    1.31.        “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

    1.32.        “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

    1.33.        “Subsidiary” shall mean any subsidiary corporation within the meaning of Code Section 424(f) or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

    1.34.        “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

    1.35.        “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

    1.36.        “Termination of Directorship” shall mean the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, removal, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

    1.37.        “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

    2.1.        Shares Subject to Plan.

    (a)        The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock. Subject to adjustment as provided in Section 11.4, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 5,000,000 shares. Any shares of Stock issued on the exercise of Options or SARs shall be counted against this limited as one (1) share for every one (1) share issued and any shares issued in connection with Awards other than Options and SARs shall be counted against this limit as 1.8 shares for every one (1) share issued.

    (b)        The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

    2.2.        Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.4 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

    3.1.        Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

    3.2.        Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

    (b)        Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

    (c)        To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

    (d)        Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

    3.3.        Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

    3.4.        Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of a Non-Employee Director, until the next annual meeting of stockholders of the Company).

    3.5.        At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND NON-EMPLOYEE DIRECTORS

    4.1.        Eligibility. Any Employee, Consultant or Director selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Non-Employee Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 11.1.

    4.2.        Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

    4.3.        Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or a Subsidiary that is a corporation.

    4.4.        Granting of Options to Employees, Consultants and Directors.

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

    (i)        Determine which Employees are key Employees and select from among the key Employees, Consultants or Directors (including Employees, Consultants or Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees, Consultants or Directors;

    (iii)        Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

    (iv)        Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

    (b)        Upon the selection of a key Employee, Consultant or Director to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

    (c)        Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

ARTICLE V.

TERMS OF OPTIONS

    5.1.        Option Price. The price per share of the shares subject to each Option granted to Employees, Consultants and Directors shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

    (a)        In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

    (b)        In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

    (c)        In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

    5.2.        Option Term. The term of an Option granted to an Employee, Consultant or Director shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

    5.3.        Option Vesting.

    (a)        The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

    (b)        No portion of an Option granted to an Employee, Consultant or Director which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable, except as may be otherwise provided in the terms of a written agreement between the Company and the Employee, Consultant, or Director or by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

    (c)        To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

    5.4.        Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) The aggregate exercise price thereof;

does not exceed the excess of:

    (c)        The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) The aggregate exercise price of such shares.

        5.5        Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of options by an Employee, Consultant or Director may be permitted through the use of such an automated system.

ARTICLE VI.

EXERCISE OF OPTIONS

    6.1.        Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

    6.2.        Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

    (a)        A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

    (b)        Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

    (c)        In the event that the Option shall be exercised pursuant to Section 11.2 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

    (d)        Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (v) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv) and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

    6.3.        Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

    (b)        The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

    (e)        The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

    6.4.        Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders and, except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such certificates are issued.

    6.5.        Exercise, Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

    6.6.        Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, or the sale of the shares of Common Stock acquired upon such exercise, including without limitation a window-period limitation, as may be imposed in the discretion of the Administrator or similar policies of the Company.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

    7.1.        Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Committee determines is a key Employee or any Consultant or Director who the Committee determines should receive such an Award.

    7.2.        Award of Restricted Stock.

(a) The Committee may from time to time, in its absolute discretion:

    (i)        Determine which Employees are key Employees and select from among the key Employees, Consultants or Directors (including Employees, Consultants or Directors who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; provided, however, that any awards of Restricted Stock to Non-Employee Directors shall be determined by the Corporate Governance and Nomination Committee, or any successor committee thereto carrying out its responsibilities on the date of the granting of any Award; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

    (b)        The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

    (c)        Upon the selection of a key Employee, Consultant or Director to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

    7.3.        Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

    7.4.        Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, the period during which the Restricted Stock is subject to such restrictions shall be for a period of at least three years from the date the Restricted Stock is awarded, or for a period of at least one year if such restrictions are based on company performance; provided, further, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

    7.5.        Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

    7.6.        Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

    7.7.        Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

    7.8.        Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

    8.1.        Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant or Director whom the Committee determines should receive such an Award.

    8.2.        Performance Awards.

    (a)        Any key Employee, Consultant or Director selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Consultant or Director.

    (b)        Without limiting Section 8.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any fiscal year of the Company. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of GAAP.

    8.3.        Dividend Equivalents.

    (a)        Any key Employee, Consultant or Director selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

    (b)        Any Holder of an Option who is an Employee, Consultant or Director selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

    (c)        Any Holder of an Option who is a Non-Employee Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

    (d)        Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

    8.4.        Stock Payments. Any key Employee, Consultant or Director selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

    8.5.        Deferred Stock. Any key Employee, Consultant or Director selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or Performance Criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

    8.6.        Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

    8.7.        Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

    8.8.        Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that, except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment, a Termination of Consultancy or a Termination of Directorship without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

    8.9.        Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

    9.1.        Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee, Consultant or Director selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

    9.2.        Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

    (c)        A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

    9.3.        Independent Stock Appreciation Rights.

    (a)        An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Consultancy or Termination of Directorship without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

    (b)        An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

    9.4.        Payment and Limitations on Exercise.

    (a)        Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

    (b)        Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE XI.

ADMINISTRATION

    10.1.        Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code.

    10.2.        Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules. Interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. The Committee shall also have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; provided, however, that without the approval of the stockholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Option or SAR to reduce its exercise price. Notwithstanding anything contained herein, no Option or SAR shall be canceled and replaced with the grant of an Option or SAR having a lower exercise price without the approval of the stockholders of the Company. Grants or awards under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors. Any determination made by the Committee or the Board pursuant to this Section 10.2 shall be final, binding and conclusive.

    10.3.        Committee Activities Governed by Bylaws. The Committee shall notice and convene its meetings, vote and otherwise conduct itself in accordance with the Company’s bylaws applicable to committees of the Board, as the same may be amended or modified from time to time in accordance with applicable law.

    10.4.        Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

    10.5.        Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

    11.1.        Grants of Awards to Non-Employee Directors. Notwithstanding anything herein to the contrary, the grant of any Award to a Non-Employee Director shall be made by the Board pursuant to a written policy or program determined by the Compensation Committee of the Board, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the “Non-Employee Director Equity Compensation Policy”) in its discretion. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Compensation Committee (or such other successor committee as described above) determines in its discretion.

    11.2.        Not Transferable.

    (a)        No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

    (b)        During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

    11.3.        Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.3, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.4, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, and no action of the Administrator may be taken that would otherwise require approval by the Company’s stockholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a) The expiration of 10 years from the date the Plan is adopted by the Board; or

(b) The expiration of 10 years from the date the Plan is approved by the Company’s stockholders under Section 11.5.

    11.4.        Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

    (a)        Subject to Section 11.4(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

    (i)        The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

    (b)        Subject to Sections 11.4(c) and 11.4(e), in the event of any transaction or event described in Section 11.4(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

    (i)        To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

    (iv)        To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

    (v)        To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

    (vi)        To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

In the event of any Change in Control, each outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock, or Deferred Stock award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may, as applicable, be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Award shall not so accelerate if and to the extent: (i) such Award is, in connection with the Change in Control either to be assumed by the successor or survivor entity (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or Subsidiary thereof) or (ii) the acceleration of exercisability of such Award is subject to other limitations imposed by the Committee (or the Board, in the case of Awards granted to Non-Employee Directors) at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Committee in its sole discretion (or the Board, in the case of Awards granted to Non-Employee Directors), and its determination shall be final, binding and conclusive.

    (c)        Subject to Sections 3.2, 3.3 and 11.4(e), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem appropriate.

    (d)        With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.4 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.4 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

    (e)        The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    11.5.        Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s adoption of such amendment. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

    11.6.        Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

    11.7.        Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee. Notwithstanding the foregoing, no loan shall be made to an Employee under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. In the event that the Administrator determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other applicable law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

    11.8.        Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

    11.9.        Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

    11.10.        Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    11.11.        Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

    11.12.        Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

*    *    *    *    *    *

*    *    *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of CNET Networks, Inc. on ___________, 2004. Inc.

—————————————— Name: Sharon Le Duy Title: Secretary

*    *    *

        I hereby certify that the foregoing Plan was approved by the stockholders of CNET Networks, Inc.

on ____________ __, 2004.

        Executed on this ____ day of _______________, 2004.

—————————————— Name: Sharon Le Duy Title: Secretary

Appendix B

CNET NETWORKS, INC.
AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors March 2004

PURPOSE

To assist the board of directors in fulfilling its responsibilities for the oversight of the accounting and financial reporting processes of the company and the audit of the financial statements, including oversight of (1) the independent auditor’s qualifications and independence, (2) the integrity of the company’s financial statements and other disclosures, (3) the performance of the company’s responsibilities relating to the financial accounting process and internal controls and (4) the company’s compliance with legal, regulatory and policy requirements.

RESPONSIBILITIES

The committee will carry out the following responsibilities:

Independent Auditors

o	Act as the entity to which the independent auditors are accountable and convey to the independent auditors the committees expectations regarding its relationship with the independent auditors.

o	Appoint or, where appropriate, remove the independent auditors, review and evaluate the qualifications and performance of the independent auditors, and otherwise oversee the independent auditors.

o	Determine whether the independent auditors are independent in accordance with all applicable legal requirements, including rules and regulations established by the SEC and The Nasdaq Stock Market, and in accordance with any other requirements established by the committee. As part of that process, review and discuss on at least an annual basis a letter from the independent auditors describing all relationships between the independent auditors and the company required to be disclosed by Independence Standards Board Standard No. 1.

o	Pre-approve all auditing and permitted non-audit services performed by the company’s independent auditors.

o	Review and approve all compensation paid to the independent auditors.

o	Review the independent auditors’ proposed audit scope and approach as well as the proposed scope of the independent auditors’ assessment of the company’s internal controls.

o	Ensure the rotation of the lead audit partner every five years and other audit partners every seven years.

o	Ensure that the company respects all legal requirements governing the hiring of employees or former employees of the independent auditors along with any other requirements established by the committee.

o	Review all material communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

o	At least once per quarter, meet separately with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the company’s financial statements and any other matters that the committee or the auditors believe should be discussed privately.

Financial Statements and Other Disclosures

o	Review the company’s quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the SEC.

o	Review the company’s Forms 10-Q, 10-K, and where appropriate, registration statements under the Securities Act of 1933 prior to filing with the SEC and discuss with management and the independent auditors.

o	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made).

o	In connection with the review of the company’s quarterly and annual financial statements, discuss with management and the independent auditors:

o	The company’s selection, application and disclosure of critical accounting policies and any significant changes or proposed changes in the company’s critical accounting policies, accounting or financial reporting that may have a significant impact on the company.
o	All estimates or judgments made in connection with the preparation of the financial statements and the reasonableness of significant judgments.
o	The independent auditors’ judgments about the quality and appropriateness of the company’s accounting principles.
o	Complex or unusual transactions.
o	Analyses of the effects of alternative GAAP methods on the financial statements that have been discussed with management, the ramifications of each alternative and the treatment preferred by the independent auditors.
o	The effect of legal, regulatory or accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company.
o	The clarity of disclosures in the company's financial statements.
o	Any significant disagreements between management and the independent auditors.

o	In connection with the review of the company’s annual financial statements:

o	Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information.

o	Discuss any items required to be communicated by the independent auditors in accordance with SAS 61 to the extent not covered above.

o	In connection with the review of the company’s quarterly financial statements, discuss with the independent auditors and management the results of the independent auditors’ SAS 71 review of the quarterly financial statements.

o	Review any disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company’s internal controls.

Financial Accounting Process and Internal Control

o	Discuss with the independent auditors and management their periodic reviews of the adequacy of the company’s accounting and financial reporting processes, including the adequacy of the systems of reporting to the committee.

o	Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

o	Review with management and the chief financial officer the charter, plans, activities, staffing, and organizational structure of the company’s plan to assess and test the adequacy of its internal controls in accordance with Section 404 of Sarbanes-Oxley.

o	Understand the scope of the independent auditors’ review of the company’s internal controls and obtain reports on significant findings and recommendations, together with management’s responses.

Compliance with Legal, Regulatory and Policy Requirements

o	Review matters related to the company’s systems for complying with laws and regulations that are significant to the company’s business and review the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

o	Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

o	Review the findings of any examinations by regulatory agencies and any auditor observations.

o	Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

o	Obtain regular updates from management and company legal counsel regarding compliance matters.

o	Review and, if appropriate, approve any transaction described in Item 404 of Article S-K, including without limitation any transaction or series of similar transactions (including the sale or purchase of property, services or goods or the lending or borrowing of money) to which the company or any of its subsidiaries is a party and in which any of the following persons had, or will have, a direct or indirect interest:

o	any director or executive officer of the registrant;
o	any nominee for election as a director;
o	any security holder who is known to the registrant to own of record or beneficially more than five percent of any class of the registrant's voting securities;
o	any member of the immediate family of any of the foregoing persons, defined as such person’s spouse; parents; children; siblings; mothers and fathers-in-law; sons and daughters-in-law; and brothers and sisters-in-law;
o	any business or professional entity in which any director or director nominee is, or during the last fiscal year has been, an executive officer or the owner, of record or beneficially, of a greater than 10% equity interest; or
o	any law firm or investment banking firm in which any director or director nominee is a partner or executive officer.

Notwithstanding the foregoing, no approval shall be required for any transaction involving amounts less than $60,000 unless (a) a director, director nominee or executive officer is a direct party to the transaction or (b) the amount involved in the transaction represents greater than 10% of the consolidated gross revenue of the entity in which the director, director nominee or executive officer has an interest.

Reporting Responsibilities

o	Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditors.

o	Provide an open avenue of communication between management, the external auditors, and the board of directors.

o	Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

o	Review any other reports the company issues that relate to committee responsibilities.

Other Responsibilities

o	Discuss with management the company’s major policies with respect to risk assessment and risk management.

o	Perform other activities related to this charter as requested by the board of directors.

o	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

o	Confirm annually that all responsibilities outlined in this charter have been carried out.

o	Evaluate the committee's performance at least annually.

AUTHORITY

In carrying out its responsibilities, the audit committee shall have the following authority

o	Resolve any disagreements between management and the auditor regarding financial reporting.

o	Conduct such investigations as it sees appropriate.

o	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

o	Require the company to provide for appropriate funding, as determined by the committee, for payment of:

o	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

o	Compensation to any advisers employed by the audit committee under paragraph (b)(4) of this section; and

o	Ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

o	Seek any information it requires from employees — all of whom are directed to cooperate with the committee’s requests — or external parties.

o	Meet with company officers, external auditors, or outside counsel, as necessary.

o	The committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION

The audit committee will consist of at least three and no more than six members of the Board of Directors. The Board of Directors or, if authorized by the Board, the Governance and Nominating Committee will appoint committee members and the committee chair. Each committee member will be both independent, as defined in applicable law, including the rules and regulations of the SEC and The Nasdaq Stock Market, and financially literate. At least one member shall be designated as the “financial expert,” as defined by applicable legislation and regulation.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via telephone or video conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It may meet separately, periodically, with management and with external auditors.

It will also meet at each regularly scheduled quarterly meeting in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

CNET NETWORKS, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. Election of Class II Directors;	FOR ALL nominees [ ]	WITHHOLD AUTHORITY to vote for all nominees [ ]	FOR all nominees, except vote withheld for those named below: [ ] Nominee Exceptions

2. Approval of the CNET Networks, Inc. 2004 Incentive Stock Award Plan;	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3. Ratification of KPMG LLP to serve as the company's independent auditors for the fiscal year ending December 31, 2004;	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4. On any other business that may properly come before the meeting; hereby revoking any proxy heretofore given by the undersigned

DATED:               , 2004.

_________________

_________________

_________________

(SIGNATURE OF STOCKHOLDER(S))

(JOINT OWNERS MUST EACH SIGN. PLEASE SIGN
EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS
CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE,
EXECUTOR, ADMINISTRATOR, GUARDIAN OR
CORPORATE OFFICER, PLEASE GIVE YOUR FULL
TITLE.)

PLEASE SIGN, DATE AND MAIL TODAY.

* FOLD AND DETACH HERE *

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
PROMPTLY USING THE ENCLOSED ENVELOPE.

CNET NETWORKS, INC.
BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
9:00 A.M., Tuesday, May 4, 2004
CNET NETWORKS, INC., 235 SECOND STREET, SAN FRANCISCO, CALIFORNIA 94105

        The undersigned stockholder of CNET NETWORKS, Inc. hereby appoints Shelby W. Bonnie and Sharon Le Duy, or either of them, as proxy holders, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) OR (3), THIS PROXY WILL BE VOTED “FOR” SUCH ITEMS. THE PROXY HOLDERS WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the company’s Annual Report and Notice of Meeting and Proxy Statement, dated March 22, 2004 is hereby acknowledged.